UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 12, 2012

EATON CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Eaton Center

Cleveland, Ohio 44114

(Address of principal executive offices)

(216) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 13, 2012, Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”) issued a joint press release announcing that the waiting period for U.S. antitrust review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the previously announced acquisition of Cooper by Eaton, expired on Thursday, July 12, 2012. Expiration of the waiting period satisfies a condition to the closing of the transaction. The transaction remains subject to other customary closing conditions, including, among others, certain additional regulatory clearances and approval by the shareholders of both Eaton and Cooper.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated July 13, 2012.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT INFORMATION HAS BEEN AND WILL BE FILED WITH THE SEC

A registration statement on Form S-4 has been filed with the SEC, which includes the preliminary Joint Proxy Statement of Eaton Corporation (“Eaton”) and Cooper Industries plc (“Cooper”) that also constitutes a preliminary Prospectus of Eaton Corporation plc(1) . The registration statement has not yet become effective. Eaton and Cooper plan to mail to their respective shareholders (and to Cooper Equity Award Holders for information only) the definitive Joint Proxy Statement/Prospectus (including the Scheme) in connection with the transaction. Investors and shareholders are urged to read the Joint Proxy Statement/Prospectus (including the Scheme) and other relevant documents filed or to be filed with the SEC carefully because they contain or will contain important information about Eaton, Cooper, Eaton Corporation plc, the transaction and related matters. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed with the SEC by Eaton Corporation plc, Eaton and Cooper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Eaton and Eaton Corporation plc with the SEC by contacting Eaton Investor Relations at Eaton Corporation, 1111 Superior Avenue, Cleveland, OH 44114 or by calling (888) 328-6647, and will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (including the Scheme) and other documents filed by Cooper by contacting Cooper Investor Relations at c/o Cooper US, Inc., P.O. Box 4446, Houston, Texas 77210 or by calling (713) 209-8400.

(1)	Currently named Eaton Corporation Limited but expected to be re-registered as Eaton Corporation plc prior to the consummation of the transaction.

PARTICIPANTS IN THE SOLICITATION

Cooper, Eaton and Eaton Corporation plc and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective shareholders of Cooper and Eaton in respect of the transaction contemplated by the Joint Proxy Statement/Prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective shareholders of Cooper and Eaton in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive Joint Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Cooper’s directors and executive officers is contained in Cooper’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 13, 2012, which are filed with the SEC. Information regarding Eaton’s directors and executive officers is contained in Eaton’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Proxy Statement on Schedule 14A, dated March 16, 2012, which are filed with the SEC.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Eaton, Eaton Corporation plc, the acquisition and other transactions contemplated by the Transaction Agreement, our acquisition financing, our long-term credit rating and our revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Eaton or Eaton Corporation plc, based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the acquisition; the risks that the new businesses will not be integrated successfully or that we will not realize estimated cost savings and synergies; our ability to refinance the bridge loan on favorable terms and maintain our current long-term credit rating; unanticipated changes in the markets for our business segments; unanticipated downturns in business relationships with customers or their purchases from Eaton; competitive pressures on our sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies; unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect our business described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC. We do not assume any obligation to update these forward-looking statements.

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Eaton.

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Eaton Corporation accept responsibility for the information contained in this communication. To the best knowledge and belief of the directors of Eaton Corporation (who have taken all reasonable care to ensure such is the case), the information contained in this communication is in accordance with the facts and does not omit anything likely to affect the import of such information.

Persons interested in 1% or more of any relevant securities in Eaton or Cooper may from the date of this communication have disclosure obligations under Rule 8.3 of the Irish Takeover Panel Act, 1997, Takeover Rules 2007 (as amended).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION

By:	/s/ R.H. Fearon
Name:	R. H. Fearon
Title:	Vice Chairman and Chief Financial and Planning Officer

Date: July 13, 2012

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release, dated July 13, 2012.